UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 1, 2019

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President – Finance & Corporate Development

Effective March 1, 2019, Ryan S. Sims was appointed to serve as Senior Vice President – Finance & Corporate Development of the general partner of Genesis Energy, L.P. Mr. Sims, 35, will be responsible for our finance, planning and corporate development, and investor relations functions. He joined Genesis in 2011 and has served as Vice President of our general partner since January 2017. Mr. Sims has also previously been responsible for the operational and commercial aspects of our rail and terminals businesses. Prior to joining Genesis, Mr. Sims spent six years in the investment banking industry. He is the son of Grant E. Sims, our Chairman and Chief Executive Officer, and the brother of our Vice President and General Manager of refined products. There are no arrangements or understandings between Mr. Sims and any other person pursuant to which Mr. Sims was appointed as Senior Vice President – Finance & Corporate Development.

Appointment of Vice President – Finance & Corporate Development

Effective March 1, 2019, William W. Rainsberger was appointed to serve as Vice President – Finance & Corporate Development of the general partner of Genesis Energy, L.P. Mr. Rainsberger, 34, will be responsible for our financial planning, mergers and acquisitions, and corporate development functions. He joined Genesis in 2010 and has served as Senior Director – Corporate Development of our general partner since 2017. Prior to joining Genesis, Mr. Rainsberger spent three years in the investment banking industry. There are no arrangements or understandings between Mr. Rainsberger and any other person pursuant to which Mr. Rainsberger was appointed as Vice President – Finance & Corporate Development.

Appointment of Vice President – Business Development & Investor Relations

Effective March 1, 2019, Dwayne R. Morley was appointed to serve as Vice President – Business Development & Investor Relations of the general partner of Genesis Energy, L.P. Mr. Morley, 37, will be responsible for originating and developing business opportunities around our existing footprint of assets and our investor relations function. He joined Genesis in 2011 and has held various roles within our planning and business development functions. Prior to joining Genesis, Mr. Morley spent seven years in the private equity and investment banking industries. There are no arrangements or understandings between Mr. Morley and any other person pursuant to which Mr. Morley was appointed as Vice President – Business Development & Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: March 1, 2019	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer